U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 1, 2010
                Date of Report (Date of earliest event reported)

                         Commission File No. 333-136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

            Nevada                                               20-4647578
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                 (877) 700-7369
                          (Issuer's telephone number)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 29, 2010, De Joya Griffith & Company, LLC ("Griffith") was appointed as the independent auditors for DoMark International, Inc. (the "Company") commencing with the year ending May 31, 2011, and Larry O'Donnell, CPA, P.C. ("O'Donnell") resigned as the independent auditors for the Company as of October 29, 2010. The decision to appoint De Joya Griffith & Company, LLC was approved by the Board of Directors on October 29, 2010.

The report of O'Donnell on the financial statements for either of the most recent completed fiscal years did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's most recent interim quarters August 31, 2010, and annual report May 31, 2010, and three prior interim quarters August 31, 2009, November 30, 2009, and February 29, 2010, there were no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Larry O'Donnell, CPA PC, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company.

During the Company's most recent interim quarter August 31, 2010, and annual report May 31, 2010, and three prior interim quarters August 31, 2009, November 30, 2009, and February 29, 2010, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's most recent interim quarter August 31, 2010, and annual report May 31, 2007, and three prior interim quarters August 31, 2009, November 30, 2009, and February 29, 2010, the Company did not consult with Larry O'Donnell, CPA PC with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or(iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of regulation S-B.

The Company has furnished a copy of this Report to Larry O'Donnell, CPA PC and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DoMark International, Inc.


Date: November 1, 2010          By: /s/ R. Thomas Kidd
                                   ---------------------------------------------
                                   R. Thomas Kidd
                                   Chairman, President Chief Executive Officer
                                   (Principle Executive Officer, Principle
                                   Financial Officer)


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